EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Jonathan C. Howell his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc., or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        DONALD R. VANLUVANEE
                                        ----------------------------------------
                                        Donald R. VanLuvanee

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        JONATHAN C. HOWELL
                                        ----------------------------------------
                                        Jonathan C. Howell

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Jonathan C. Howell, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        DAVID F. BOLENDER
                                        ----------------------------------------
                                        David F. Bolender

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Jonathan C. Howell, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        DOUGLAS C. STRAIN
                                        ----------------------------------------
                                        Douglas C. Strain

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Jonathan C. Howell, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        LARRY L. HANSEN
                                        ----------------------------------------
                                        Larry L. Hansen

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Jonathan C. Howell, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        W. ARTHUR PORTER
                                        ----------------------------------------
                                        W. Arthur Porter

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Jonathan C. Howell, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        VERNON B. RYLES JR.
                                        ----------------------------------------
                                        Vernon B. Ryles Jr.

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Jonathan C. Howell, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        GERALD F. TAYLOR
                                        ----------------------------------------
                                        Gerald F. Taylor

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Jonathan C. Howell, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        JON D. TOMPKINS
                                        ----------------------------------------
                                        Jon D. Tompkins

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         (1990 Employee Stock Purchase Plan and 1989 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Jonathan C. Howell, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan and 500,000 shares of Common Stock issuable pursuant to the 1989 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: September 30, 1999



                                        KEITH L. THOMSON
                                        ----------------------------------------
                                        Keith L. Thomson